Exhibit 99.3





                             RAMPAGE LICENSING, LLC

                              FINANCIAL STATEMENTS

                                  JUNE 30, 2005







                                    CONTENTS

                                                                            PAGE

ACCOUNTANTS' REPORT                                                           1

FINANCIAL STATEMENTS

 Balance sheet                                                                2

 Statement of income                                                          3

 Statement of members' equity                                                 4

 Statement of cash flows                                                      5

 Notes to financial statements                                              6-10

COHN HANDLER & CO
An Accountancy Corporation




Members
Rampage Licensing, LLC


We have reviewed the accompanying balance sheet of Rampage Licensing, LLC as of June 30, 2005, and the related statements of income, members' equity (deficit) and cash flows for the six months ended June 30, 2005 and 2004, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Rampage Licensing, LLC.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.









                           /s/ COHN HANDLER & CO
                           ----------------------------
                           COHN HANDLER & CO
                           An Accountancy Corporation




November 8, 2005




11400 West Olympic Boulevard      Suite 630
Los Angeles, California 90064
Telephone: (310) 479-9600
Fax: (310) 479-9605

                             RAMPAGE LICENSING, LLC
                         BALANCE SHEET - JUNE 30, 2005

                                     ASSETS

Current assets:
Cash                                    $36,000
Royalties receivable                  1,036,000
Prepaid advertising                     174,000
Prepaid expenses                         11,000
                                    -----------
Total current assets                            $1,257,000

Trademark, net                                  21,364,000
                                            --------------
                                               $22,621,000
                                            ==============


         LIABILITIES AND MEMBERS' EQUITY


Current liabilities:
Accounts payable                       $273,000
State gross receipts tax payable          6,000
Accrued expenses                        283,000
Accrued interest, related party       4,988,000
                                    -----------
Total current liabilities                       $5,550,000

Note payable, related party                     17,008,000

Members' equity                                     63,000
                                            --------------
                                               $22,621,000
                                            ==============




See accountants' report and notes to financial statements

                             RAMPAGE LICENSING, LLC
                              STATEMENTS OF INCOME



                                                   SIX MONTHS ENDED
                                              ----------------------------
                                              JUNE 30, 2005  JUNE 30, 2004


Net licensing revenue                           $3,899,000     $3,325,000


Operating expenses                               1,535,000        629,000
                                               -----------    -----------

Income from operations                           2,364,000      2,696,000


Interest expense                                   684,000        720,000
                                               -----------    -----------

Income before state gross receipts tax           1,680,000      1,976,000


State gross receipts tax                             7,000          7,000
                                               -----------    -----------

Net income                                      $1,673,000     $1,969,000
                                               ===========    ===========



See accountants' report and notes to financial statements

                             RAMPAGE LICENSING, LLC

                     STATEMENTS OF MEMBERS' EQUITY (DEFICIT)



                                                   SIX MONTHS ENDED
                                              ----------------------------
                                              JUNE 30, 2005  JUNE 30, 2004


Balance, beginning                                $296,000     $(1,570,000)


Net income                                       1,673,000       1,969,000


Member distributions                           (1,906,000)               0
                                               -----------     -----------

Balance, ending                                    $63,000        $399,000
                                               ===========     ===========





See accountants' report and note to financial statements

                             RAMPAGE LICENSING, LLC

                             STATEMENTS OF CASH FLOWS

                                                   SIX MONTHS ENDED
                                              ----------------------------
                                              JUNE 30, 2005  JUNE 30, 2004

Cash flows from operating activities:

Net income                                       $1,673,000     $1,969,000

Adjustments to reconcile net income to net
 cash flows provided by operating activities:
  Depreciation                                        2,000             -
  (Increase) decrease in assets:
  Accounts receivable                                     -      (353,000)
  Royalties receivable                             (521,000)        5,000
  Prepaid advertising                              (174,000)            -
  Prepaid expenses                                   69,000      (154,000)
 Increase (decrease) in liabilities:
  Due to factor
  Accounts payable                                  167,000      (146,000)
  Licensee deposits                                (206,000)      (56,000)
  State gross receipts tax payable                   (6,000)       (6,000)
  Accrued expenses                                  206,000       125,000
  Due to affiliate                                        -      (991,000)
  Accrued interest                                        -     1,224,000
  Accrued interest, related party                   685,000             -
                                                 ----------   -----------
                                                    222,000      (352,000)
                                                 ----------   -----------
   Net cash flows provided by operating
    activities                                    1,895,000     1,617,000

Net cash flows applied to investing activities:
 Increase in trademark                               (6,000)      (25,000)
 Purchase of property and equipment                       -        (2,000)
                                                 ----------   -----------
   Net cash flows applied to
    investing activities                             (6,000)      (27,000)



Net cash flows applied to financing activities:
 Repayment of note payable, Rampage
  Creditor Trust (accrued interest)                       -    (1,696,000)
 Member distributions                            (1,906,000)            -
                                                -----------   -----------
   Net cash flows applied to
    financing activities                         (1,906,000)   (1,696,000)


Net decrease in cash                                (17,000)     (106,000)

Cash, beginning                                      53,000       118,000
                                                -----------   -----------
Cash, ending                                        $36,000     $  12,000
                                                ===========   ===========




See accountants' report and notes to financial statements

                             RAMPAGE LICENSING, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2005


1. Principle industry:

        Rampage Licensing, LLC is exclusively engaged in the licensing of the Rampage trademark. Rampage Licensing, LLC is owned 99 percent by its affiliate, Rampage Clothing Company.


2. Summary of significant accounting policies:

        Cash equivalents: For purposes of the statement of cash flows, the Company considers cash on hand and deposits in banks as cash and cash equivalents.

        Revenue recognition: The Company recognizes revenues from its licensees for royalties and advertising as it is earned, based on the corresponding contracts.

        Depreciation: Property and equipment is stated at cost. Depreciation is provided for by the straight-line method over the estimated useful life of the related asset. All assets are fully depreciated as of the balance sheet date.

        Advertising: Advertising costs are expensed when incurred with the exception of any expenses paid in connection with an advertising campaign that has not yet taken place. Those advertising costs are classified as prepaid expense items until after the campaign has taken place. Advertising expense was $598,000 for the six months ended June 30, 2005 and $149,000 for the six months ended June 30, 2004.

        Trademark: As of January 2002, the Company values the trademark as per FASB issued Statement of Financial Accounting Standards No. 142. Under these guidelines, trademarks deemed to have an indefinite life will no longer be amortized. The Company will evaluate the trademark for impairment each reporting period. At June 30, 2005 and 2004, management has determined that the trademark has not been impaired.

        Income taxes: Rampage Licensing, LLC will be taxed substantially as a partnership rather than as a corporation for federal and state tax purposes. Accordingly, all taxable earnings of Rampage Licensing, LLC are the liability of the members. Rampage Licensing, LLC continues to be liable for California gross receipts tax.

        Member distributions: Distributions may be made (at such time and in such amounts as determined by the managers) to the members in accordance with their respective participation percentages.




See accountants' report.

                             RAMPAGE LICENSING, LLC

                                  JUNE 30, 2005


2. Summary of significant accounting policies - continued:

        Consideration of credit risk: The Company maintains cash deposits with one midsize local bank which from time to time may exceed federally insured limits. The Company periodically assesses the financial condition of the institution and believes that the risk of any loss is minimal.

        Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Related party transactions: The Company's parent, Rampage Clothing Company, pays for and incurs expenses on behalf of the Company. These expenses are repaid in the normal course of business. In addition, the Company has a licensing agreement with Rampage Clothing Company.


3. Royalties receivable:

        Royalties receivable represent royalties earned from licensees not yet collected. Two licensees accounted for approximately 61% of these receivables. All amounts were subsequently collected.

        In addition, two licensees accounted for approximately 54% of the net licensing revenue for six months ended June 30, 2005.


4. Trademark, net:

                Trademark, at cost                               $  23,092,000

                Less accumulated amortization                        1,728,000
                                                                 -------------

                                                                 $  21,364,000











See accountants' report.

                             RAMPAGE LICENSING, LLC

                                  JUNE 30, 2005


4.      Trademark, net - continued

        The original amount of the trademark, $23,000,000, was valued to the extent of the liabilities assumed under the Note payable, Rampage Creditors' Trust via the reorganization plan for its affiliate, Rampage Clothing Company, dated January 4, 1999. This note was subsequently purchased by a related party. There have been additional costs adding to the value of the trademark.

        The trademark is collateral to CIT Group/Commercial Services and to its parent, Rampage Clothing Company, as part of the licensing agreement between the Company and its parent.


5. Note payable, related party:

        The note represents the total unsecured claims originally allowed at January 4, 1999, by the bankruptcy court relating to Rampage Clothing Company and transferred to Rampage Licensing, LLC, less subsequent adjustments. The trustee of the Rampage Creditor Trust has continued to investigate and validate the original claims. Based on these investigations, there were adjustments to the claims in 2003 and again in 2004. On November 12, 2004, all outstanding claims and related accrued interest were purchased by a related party. The members of the related party are the majority stockholders of Rampage Clothing Company. The note payable, related party, with interest at 8 percent per annum, is due January 4, 2019. Interest on the note was $684,000 for the six months ended June 30, 2005, none of which was paid as of the balance sheet date. Interest on the note payable, Rampage Creditor Trust, was $677,000 for the six months ended June 30, 2004, of which $1,192,000 was paid. The note is secured by all the assets of the Company.


6. Supplemental cash flow disclosures:


        Cash paid for interest for the six months ended June 30, 2005 and 2004 was $0 and $1,192,000, respectively.

        Income taxes paid for the six months ended June 30, 2005 and 2004 was $13,000 and $13,000, respectively.












See accountants' report.

                             RAMPAGE LICENSING, LLC

                                  JUNE 30, 2005


7. Licensing agreements:

        Rampage Licensing, LLC, as licensor, has entered into a licensing agreement with Rampage Clothing Company for the worldwide use of the Rampage and associated trademarks in connection with the marketing, advertising, importing, distribution and selling of young women's and junior dresses and collection sportswear. Rampage Clothing Company shall pay to Rampage Licensing, LLC a royalty of one percent of the amount of net revenues from sales of licensed goods beginning in February 2001, which ended September 16, 2005, commensurate with the sale of the trademark (see footnote 8). The agreement has no minimum annual royalties.

        Rampage Licensing, LLC, as licensor, has entered into several licensing agreements to manufacture, import, sell, distribute and merchandise the following products:

                      Women's and juniors' swimwear
                      Girls' dresses
                      Girls' sportswear
                      Outerwear
                      Sleepwear
                      Women's and juniors' footwear
                      Intimate apparel/hosiery
                      Men's, young men's and boys' wear
                      Bodywear, activewear and windwear
                      Juniors'/women's knits and sweaters
                      Handbags, small leather goods, and luggage
                      Costume jewelry
                      Sunglasses

        The royalty income varies as a percentage of net sales ranging between 5 and 7 percent for standard sales price, and less for goods sold off price depending on selling discounts. All licensees are required to pay nonrefundable minimum royalties. Most licenses are also required to pay advertising royalties of 1-2 percent of net sales. The licensing agreements shall terminate at various times through December 31, 2012. The licensing agreements have varying renewal options provided the terms and conditions under the agreements have been met.









See accountants' report.

                             RAMPAGE LICENSING, LLC

                                  JUNE 30, 2005


7. Licensing agreements - continued:

        The required minimum royalties, not including advertising royalties, for the calendar years ending December 31 are as follows:


              2005                                            $   3,633,000
              2006                                                4,051,000
              2007                                                4,435,000
              2008                                                3,240,000
              2009                                                  774,000
              2010 and thereafter                                 2,280,000
                                                                  ---------

                  Total commitments:                          $  18,413,000
                                                              =============


8. Subsequent event:

        Subsequent to the balance sheet date and prior to the field work date, the Company sold the intellectual property of Rampage Licensing, LLC to Iconix Brand Group, Inc. The sale included the trademark and existing licensing agreements, including the Rampage Clothing license. The sale price was $45.9 million comprised of $25.8 million in cash and $20.1 million of restricted stock of the purchasing company. The Company used the monies received to pay non-related and related debt of Rampage Licensing, LLC and its parent company, Rampage Clothing Company, as well other amounts based upon contractual obligations. Pursuant to the purchase agreement for the aforementioned sale, the Company changed its name to LDP Licensing, LLC. It will cease operations by year end 2005.



















See accountants' report.
                                       10